Exhibit 99.1

ARMLOGI HOLDING CORP. Closes ON $5 million second tranche of Pre-Paid Advance Under A Standby Equity Purchase Agreement

WALNUT, CA, December 20, 2024 (GlobeNewswire) -- Armlogi Holding Corp. (“Armlogi” or the “Company”) (Nasdaq: BTOC), a U.S.-based warehousing and logistics service provider that offers a comprehensive package of supply-chain solutions related to warehouse management and order fulfillment, today announced that it has closed on the $5 million second tranche of the Pre-Paid Advance (as defined below) pursuant to a Standby Equity Purchase Agreement (the “SEPA”) the Company entered into with YA II PN, Ltd. (“YA”), a fund managed by Yorkville Advisors Global, LP.

As previously announced on November 25, 2024, Armlogi entered into the SEPA, where, pursuant to the terms of the SEPA, Armlogi will have the right, from time to time, until December 1, 2026, to require the Investor to purchase up to $50 million of shares of common stock of the Company, subject to certain limitations and conditions set forth in the SEPA, by delivering written notice to YA (an “Advance Notice”). Pursuant to the SEPA, YA will advance to the Company, subject to the satisfaction of certain conditions as set forth therein, the principal amount of $21 million (the “Pre-Paid Advance”), which will be evidenced by convertible promissory notes (the “Promissory Notes”, together with the “SEPA”, the “Offering”) in three tranches. The Company has now received two tranches of the Pre-Paid Advance of $5 million each.

“This second tranche closing represents another important milestone in strengthening Armlogi’s financial position and advancing our growth initiatives,” said Aidy Chou, Chairman and Chief Executive Officer of Armlogi. “The continued support from Yorkville Advisors through our SEPA arrangement provides us with flexible capital to execute our strategic plans and enhance our comprehensive supply-chain solutions platform. We remain focused on delivering value to our customers and shareholders as we continue to expand our warehousing and logistics capabilities.”

About Armlogi Holding Corp.

Armlogi Holding Corp., based in Walnut, CA, is a fast-growing U.S.-based warehousing and logistics service provider that offers a comprehensive package of supply-chain solutions relating to warehouse management and order fulfillment. The Company caters to cross-border e-commerce merchants looking to establish overseas warehouses in the U.S. market. With ten warehouses covering over three million square feet, the Company offers comprehensive one-stop warehousing and logistics services. The Company’s warehouses are equipped with facilities and technology for handling and storing large and bulky items. For more information, please visit www.armlogi.com.

Safe Harbor Statement

This press release contains forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us.

Company Contact:

info@armlogi.com

Investor Relations Contact:

Matthew Abenante, IRC

President

Strategic Investor Relations, LLC

Tel: 347-947-2093

Email: matthew@strategic-ir.com